UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2022

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2022, Ashford Hospitality Trust, Inc. (the “Company”), through its subsidiaries, Ashford OP General Partner LLC and Ashford OP Limited Partner LLC, executed Amendment No. 10 to Seventh Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of Ashford Hospitality Limited Partnership (the “Operating Partnership”), in connection with the Company’s public offering of its Series J Redeemable Preferred Stock, par value $0.01 per share (the “Series J Preferred Stock”), and Series K Redeemable Preferred Stock, par value $0.01 per share (the “Series K Preferred Stock,” and together with the Series J Preferred Stock, the “Preferred Stock”). The Partnership Agreement Amendment designated and authorized the issuance to Ashford OP Limited Partner LLC by the Operating Partnership of an aggregate of 28,000,000 Series J Redeemable Preferred Units and Series K Redeemable Preferred Units of the Operating Partnership, having substantially the same designations, preferences and other rights as the economic rights of the Series J Preferred Stock and the Series K Preferred Stock, respectively.

The description of the Partnership Agreement Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On April 28, 2022, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) articles supplementary to the Company’s Articles of Amendment and Restatement (as amended, the “Charter”) that reclassified and restored authorized but unissued shares of preferred stock, par value $0.01 per share, of the Company that were previously classified and designated by the Company’s Board of Directors (the “Board”), to the status of unclassified and undesignated shares of authorized preferred stock, to the extent not already restored to such status by the terms of such series of preferred stock. After giving effect to the foregoing, the Company has the authority to issue 450,000,000 shares of capital stock, par value $0.01 per share, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock, of which 43,481,195 are unclassified and undesignated shares of preferred stock. Such articles supplementary, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated herein by reference.

On April 28, 2022, the Company filed with the SDAT articles supplementary to the Charter classifying and designating an aggregate of 28,000,000 shares of the unissued and undesignated shares of preferred stock and provided for their issuance either as shares of the Series J Preferred Stock or the Series K Preferred Stock (together, the “Articles Supplementary”).

As set forth in the Articles Supplementary, the Series J Preferred Stock and the Series K Preferred Stock rank: (i) senior to all classes or series of common stock and future junior securities; (ii) on a parity with each other and each other series of the Company’s outstanding preferred stock, including the 8.45% Series D Cumulative Convertible Preferred Stock, the 7.375% Series F Cumulative Preferred Stock, the 7.375% Series G Cumulative Convertible Preferred Stock, the 7.50% Series H Cumulative Preferred Stock, and the 7.50% Series I Cumulative Preferred Stock, and with any future parity securities, and (iii) junior to any future senior securities and to all of the Company’s existing and future indebtedness, with respect to the payment of dividends and rights upon liquidation, dissolution or winding up of the Company’s affairs.

Each share of Preferred Stock will have a “Stated Value” of $25.00. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, the holders of the Preferred Stock will have the right to receive the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not declared) to, but not including, the date of payment, before any distribution or payment is made to the holders of the Company’s common stock or any other class or series of capital stock ranking junior to the Preferred Stock. The rights of the holders of the Preferred Stock to receive the Stated Value will be subject to the rights of holders of the Company’s debt, holders of any equity securities ranking senior in liquidation preference to the Preferred Stock (none of which are currently outstanding) and the proportionate rights of holders of each other series or class of the Company’s equity securities ranked on a parity with the Preferred Stock.

Holders of Series J Preferred Stock are entitled to receive, when and as authorized by the Board and declared by the Company out of legally available funds, cumulative cash dividends on each share of Series J Preferred Stock at an annual rate of 8.0% of the Stated Value (equivalent to an annual dividend rate of $2.00 per share). Holders of the Series K Preferred Stock are entitled to receive, when and as authorized by the Board and declared by the Company out of legally available funds, cumulative cash dividends on each share of Series K Preferred Stock at an initial annual rate of 8.2% of the Stated Value (equivalent to an annual dividend rate of $2.05 per share). Beginning one year from the date of original issuance (as defined in the Articles Supplementary) of each share of Series K Preferred Stock, and on each one-year anniversary thereafter for such Series K Preferred Stock, the dividend rate will increase by 0.10% per annum for such share; provided, however, that the dividend rate for any share of Series K Preferred Stock shall not exceed 8.7% per annum. The Company expects to authorize and declare dividends on the shares of Preferred Stock on a monthly basis, payable on the 15th day of each month (or if such payment date is not a business day, on the next succeeding business day). The timing and amount of such dividends will be determined by the Board, in its sole discretion, and may vary from time to time.

Subject to certain exceptions and limitations, commencing on the date of original issuance and terminating upon a listing, if any, of the Preferred Stock on the New York Stock Exchange (“NYSE”) or another national securities exchange, a holder of the Preferred Stock will have the right to require the Company to redeem any or all of such holder’s shares of Preferred Stock at a redemption price equal to 100% of the Stated Value, less the applicable redemption fee, if any, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption. For so long as the Company’s common stock is listed on a national securities exchange, if a holder of Preferred Stock causes the Company to redeem such shares of Preferred Stock, the Company has the right, in its sole discretion, to pay the redemption price in cash or in equal value of shares of common stock or any combination thereof, based on the closing price per share of common stock for the single trading day prior to the date of redemption. Pursuant to the Articles Supplementary, the Board may, without stockholder approval, permanently revoke the Company’s right to pay the redemption price (or a portion thereof) in common stock and require the Company to pay the redemption price solely in cash.

After two years from the date of original issuance of the shares of Preferred Stock to be redeemed, the Company will have the right (but not the obligation) to redeem such shares of Preferred Stock, in whole or in part, at a redemption price equal to 100% of the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption. For so long as the Company’s common stock is listed on a national securities exchange, if the Company chooses to redeem any shares of Preferred Stock, the Company has the right, in its sole discretion, to pay the redemption price in cash or in equal value of shares of common stock or any combination thereof, based on the closing price per share of common stock for the single trading day prior to the date of redemption. Pursuant to the Articles Supplementary, the Board may, without stockholder approval, permanently revoke the Company’s right to pay the redemption price (or a portion thereof) in common stock and require the Company to pay the redemption price solely in cash.

Upon the occurrence of a Change of Control (as defined in the Articles Supplementary), the Company will have the right (but not the obligation) to redeem the outstanding shares of Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, in cash at a redemption price equal to 100% of the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption.

The description of the Preferred Stock in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which are filed as Exhibits 3.2 and 3.3 hereto, respectively, and are incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 28, 2022, the Company filed with the SDAT articles supplementary to the Charter that reclassified and restored authorized but unissued shares of preferred stock of the Company to the status of unclassified and undesignated shares of authorized preferred stock, to the extent not already restored to such status by the terms of such series of preferred stock. The filing was effective upon filing with the SDAT. The information about such filing under Item 3.03 of this report is incorporated herein by reference. The description of such articles supplementary in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the articles supplementary, which are filed as Exhibit 3.1 hereto, and are incorporated by reference herein.

On April 28, 2022, the Company filed with the SDAT the Articles Supplementary designating the rights, preferences and privileges of the Series J Preferred Stock and the Series K Preferred Stock. Each filing was effective upon filing with the SDAT. The information about such filings under Item 3.03 of this report, including the summary description of the rights, preferences and privileges of the Series J Preferred Stock and the Series K Preferred Stock, is incorporated herein by reference. The descriptions of the Articles Supplementary in this report do not purport to be complete and are qualified in their entirety by reference to the full text of each Articles Supplementary, which are filed as Exhibits 3.2 and 3.3 hereto, and are incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

In connection with the offering of the Preferred Stock, the Company expects to enter into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Ashford Securities LLC (the “Dealer Manager”), an affiliate of Ashford Hospitality Advisors LLC, the Company’s advisor, whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s primary offering of up to 20,000,000 shares of the Series J Preferred Stock or Series K Preferred Stock on a “reasonable best efforts” basis. In addition to the primary offering, the Company is also offering up to 8,000,000 shares of Series J Preferred Stock or Series K Preferred Stock pursuant to a dividend reinvestment plan (the “DRP”) at $25.00 per share. The Company reserves the right to reallocate the shares of Preferred Stock being offered between the primary offering and the DRP.

The Company previously filed a registration statement on Form S-3 (File No. 333-263323), including a preliminary prospectus, as the same may be amended and/or supplemented (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, relating to the offering and sale of the Preferred Stock. The Registration Statement has not been declared effective by the SEC and no sales of the Preferred Stock may be made under the Registration Statement until that time. This report does not constitute an offer to sell the Preferred Stock and is not soliciting an offer to buy the Preferred Stock in any state or jurisdiction in which such an offer or solicitation would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit

Exhibit No.	Description
3.1	Articles Supplementary, accepted for record and certified by the SDAT on April 28, 2022 (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-263323) filed with the SEC on April 29, 2022).

3.2	Articles Supplementary establishing the Series J Preferred Stock, accepted for record and certified by the SDAT on April 28, 2022 (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-263323) filed with the SEC on April 29, 2022).

3.3	Articles Supplementary establishing the Series K Preferred Stock, accepted for record and certified by the SDAT on April 28, 2022 (incorporated by reference to Exhibit 4.12 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-263323) filed with the SEC on April 29, 2022).

10.1	Amendment No. 6 to Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated as of February 26, 2019.

10.2	Amendment No. 9 to Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated as of July 16, 2021 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on July 16, 2021).

10.3	Amendment No. 10 to Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated as of April 28, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2022	ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary